    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 3, 1997
                                  REGISTRATION STATEMENT NO. _______________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------
                               BARNETT BANKS, INC.
             (Exact name of Registrant as specified in its charter)

               FLORIDA                                59-0560515
    (State or other jurisdiction of                (I.R.S. Employer
    incorporation or organization)              Identification Number)


                              50 NORTH LAURA STREET
                           JACKSONVILLE, FLORIDA 32202
                                 (904) 791-7720

   (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                      BARNETT EMPLOYEE STOCK PURCHASE PLAN
                            ------------------------
                              (Full title of Plan)

                                 CHARLES E. RICE
                                  CHAIRMAN AND
                             CHIEF EXECUTIVE OFFICER
                               BARNETT BANKS, INC.
                              50 NORTH LAURA STREET
                           JACKSONVILLE, FLORIDA 32202
                                 (904) 791-7720

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------
                                   Copies to:
                            HALCYON E. SKINNER, ESQ.
                           MAHONEY ADAMS & CRISER, P.A.
                              50 NORTH LAURA STREET
                           JACKSONVILLE, FLORIDA  32202


                        CALCULATION OF REGISTRATION FEE

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----------------------------------------------------------------------------------------------------------------------------------

  Title of Securities To Be        Amount to Be        Proposed Maximum Aggregate   Proposed Maximum Aggregate  Amount of
  Registered                       Registered          Offering Price Per Unit *     Offering Price *           Registration Fee *
----------------------------------------------------------------------------------------------------------------------------------
  Common Stock, par value $2.00    1,000,000 Shares          $43.31                        $43,310,000            $13,124.24
  per share (including preferred
  stock purchase rights) **
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

* The maximum aggregate offering price is estimated solely for the purpose of determining the registration fee. The registration fee is based on the average of the high and low prices for Barnett Banks, Inc. ("Barnett" or the "Company") Common Stock (the "Common Stock") reported on the New York Stock Exchange on January 29, 1997.

** There is also being registered hereunder associated rights to purchase shares of Barnett Banks, Inc.'s Junior Participating Preferred Stock, par value $0.10 per share, which rights are (a) not currently exercisable and
     (b) not currently separable from shares of Common Stock. In addition, this Registration Statement includes such indeterminate number of shares of Common Stock as may be issuable as a result of stock splits, stock dividends or similar transactions. Pursuant to Rule 146(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests in the Barnett Employee Stock Purchase Plan to be offered or sold pursuant to such plan.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This Registration Statement relates to 1,000,000 shares of Barnett's Common Stock representing additional shares authorized for issuance pursuant to the Barnett Employee Stock Purchase Plan. Pursuant to General Instruction E to Form S-8, the Registrant hereby incorporates by reference the contents of its earlier Registration Statement on Form S-8 (No. 33-53357) relating to the Barnett Employee Stock Purchase Plan, except for the Items set forth below.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

     The Company hereby incorporates by reference into this Registration Statement the following documents filed by the Company with the Securities and Exchange Commission (the "Commission"):

     (a) the Company's Annual Report on Form 10-K for the year ended December 31, 1995, as amended by the Company's Annual Report on Form 10-K/A filed on February 14, 1996;

     (b) the Company's Reports on Form 10-Q for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996;

     (c) the Company's Current Reports on Form 8-K dated February 5, 1996, February 29, 1996, March 4, 1996, March 21, 1996, January 14, 1997 and
          January 24, 1997;

     (d) the description of the Company's Common Stock contained in its Registration Statement on Form 8-A, filed with the Commission on December 12, 1979; and

     (e) the description of the Company's Junior Participating Preferred Stock Purchase Rights, as amended, contained in its Registration Statement on Form 8-A, filed with the Commission on July 12, 1990.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.


ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Marshall M. Criser, a member of the firm of Mahoney Adams & Criser, is a director of the Company.


ITEM 8.   EXHIBITS.

     The exhibits listed on the Exhibit Index on page II-8 of this Registration Statement are filed herewith or are incorporated herein by reference to other filings.

ITEM 9.   UNDERTAKINGS.


     (a)  The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

PROVIDED, HOWEVER, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida, on the 3rd day of February, 1997.

                                        BARNETT BANKS, INC.



                                        By:           *
                                           -----------------------------
                                           Charles E. Rice, Chairman and
                                           Chief Executive Officer


                                           /s/ Patrick J. McCann
                                           -----------------------------
                                           Patrick J. McCann
                                           Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                             Title                   Date
---------                             -----                   ----

             *                        Director                February 3, 1997
-------------------------------
Walter H. Alford


             *                        Director                February 3, 1997
-------------------------------
Rita Bornstein


             *                        Director                February 3, 1997
-------------------------------
James L. Broadhead


             *                        Director                February 3, 1997
-------------------------------
Alvin R. Carpenter


             *                        Director                February 3, 1997
-------------------------------
Marshall M. Criser


             *                        Director                February 3, 1997
-------------------------------
Jack B. Critchfield


             *                        Director                February 3, 1997
-------------------------------
Remedios Diaz Oliver


             *                        President               February 3, 1997
-------------------------------       Chief Operating
Allen L. Lastinger, Jr.               Officer and Director


/s/ Gregory M. Delaney                Controller              February 3, 1997
-------------------------------       (Principal Accounting
Gregory M. Delaney                    Officer)


             *                        Director                February 3, 1997
-------------------------------
Clarence V. McKee

Signature                             Title                   Date
---------                             -----                   ----

             *                        Director                February 3, 1997
-------------------------------
Thompson L. Rankin


             *                        Chief Financial         February 3, 1997
-------------------------------       Officer (Principal
Charles W. Newman                     Financial Officer)



             *                        Chairman, Chief         February 3, 1997
-------------------------------       Executive Officer
Charles E. Rice                       and Director
                                      (Principal Executive
                                      Officer)


             *                        Director                February 3, 1997
-------------------------------
Frederick H. Schultz


             *                        Director                February 3, 1997
-------------------------------
Stewart Turley


             *                        Director                February 3, 1997
-------------------------------
John A. Williams


/s/ Patrick J. McCann
-------------------------------
Patrick J. McCann
Attorney-in-Fact

                                  EXHIBIT INDEX


                                                                PAGINATION IN
                                                                SEQUENTIAL
EXHIBIT     EXHIBIT                                             NUMBERING
NUMBER      DESIGNATION                                         SYSTEM
-------     -----------                                         -------------

  (4)(a)    Amended and Restated Articles of Incorporation
            of the Corporation.                                  incorporated by
                                                                 reference to
                                                                 Exhibit 4(a) of
                                                                 the
                                                                 Corporation's
                                                                 Registration
                                                                 Statement No.
                                                                 33-59246

  (4)(b)    Bylaws of the Corporation.                           incorporated by
                                                                 reference to
                                                                 Exhibit 4(b) to
                                                                 the
                                                                 Corporation's
                                                                 Registration
                                                                 Statement No.
                                                                 33-64305

  (4)(c)    Rights Agreement.                                    incorporated by
                                                                 reference to
                                                                 Exhibit (4)(c)
                                                                 to the
                                                                 Corporation's
                                                                 Registration
                                                                 Statement No.
                                                                 33-36307

  (5) Opinion of Mahoney Adams & Criser, P.A. as to the validity of the Common Stock.

  (23)(a)   Consent of Arthur Andersen LLP.

  (23)(b) Consent of Mahoney Adams & Criser, P.A., counsel to the Corporation (included in Exhibit (5)).

  (24)(a)   Powers of Attorney.

  (24)(b) Certified Resolutions of Board of Directors authorizing Powers of Attorney.